MREIC

Supplemental Information | A Public REIT Since 1968 | December 31, 2017

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MONMOUTH REAL ESTATE INVESTMENT CORPORATION
3499 Route 9 North, Suite 3-D, Freehold, NJ 07728

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, core funds from operations, adjusted funds from operations, net operating income, EBITDAre and Adjusted EBITDA, which are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States. Please see page 18 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

Consolidated Balance Sheets

	As of	As of
	December 31, 2017	September 30, 2017
	(unaudited)
ASSETS
Real Estate Investments:
Land	$193,562,859	$187,224,819
Buildings and Improvements	1,290,476,339	1,244,691,715
Total Real Estate Investments	1,484,039,198	1,431,916,534
Accumulated Depreciation	(179,492,182)	(171,060,478)
Real Estate Investments	1,304,547,016	1,260,856,056

Real Estate Held for Sale	9,481,407	14,606,028
Cash and Cash Equivalents	10,755,901	10,226,046
Securities Available for Sale at Fair Value	130,431,475	123,764,770
Tenant and Other Receivables	5,385,744	1,753,054
Deferred Rent Receivable	8,391,569	8,049,275
Prepaid Expenses	9,125,236	5,434,874
Intangible Assets, net of Accumulated Amortization of $13,554,423 and $13,404,318, respectively	10,811,664	10,010,165
Capitalized Lease Costs, net of Accumulated Amortization of $3,114,088 and $3,393,187, respectively	4,161,907	4,180,907
Financing Costs, net of Accumulated Amortization of $713,450 and $619,555, respectively	781,813	875,709
Other Assets	5,251,185	3,280,871
TOTAL ASSETS	$1,499,124,917	$1,443,037,755

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt
Issuance Costs	$612,651,435	$591,364,371
Loans Payable	110,000,000	120,091,417
Accounts Payable and Accrued Expenses	3,587,862	4,450,753
Other Liabilities	18,801,819	14,265,518
Total Liabilities	745,041,116	730,172,059

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
6.125% Series C Cumulative Redeemable Preferred Stock,$0.01 Par Value Per Share: 12,400,000 Shares Authorized as of December 31, 2017 and September 30, 2017 10,879,379 and 9,839,445 Shares Issued and Outstanding as of December 31, 2017 and September 30, 2017, respectively	271,984,475	245,986,125
Common Stock, $0.01 Par Value Per Share: 192,039,750 Shares Authorized as of December 31, 2017 and September 30, 2017; 77,209,110 and 75,630,521 Shares Issued and Outstanding as of December 31, 2017 and September 30, 2017, respectively	772,091	756,305
Excess Stock, $0.01 Par Value Per Share: 200,000,000 Shares Authorized as of December 31, 2017 and September 30, 2017; No Shares Issued or Outstanding as of December 31, 2017 and September 30, 2017	-0-	-0-
Additional Paid-In Capital	485,469,807	459,552,701
Accumulated Other Comprehensive Income (Loss)	(4,142,572)	6,570,565
Undistributed Income	-0-	-0-
Total Shareholders’ Equity	754,083,801	712,865,696
TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,499,124,917	$1,443,037,755

First Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 21

Consolidated Statements of Income

(unaudited)

	For The
	Three Months Ended
	12/31/2017	12/31/2016
INCOME:
Rental Revenue	$27,692,482	$23,280,856
Reimbursement Revenue	5,049,340	3,900,755
Lease Termination Income	210,261	-0-
TOTAL INCOME	32,952,083	27,181,611

EXPENSES:
Real Estate Taxes	3,862,663	2,906,981
Operating Expenses	1,436,241	1,294,468
General & Administrative Expenses	1,947,032	1,442,463
Acquisition Costs	-0-	178,526
Depreciation	8,483,984	6,992,495
Amortization of Capitalized Lease Costs and Intangible Assets	538,071	447,797
TOTAL EXPENSES	16,267,991	13,262,730

OTHER INCOME (EXPENSE):
Dividend and Interest Income	2,864,217	1,292,151
Gain on Sale of Securities Transactions	100,153	806,108
Interest Expense, including Amortization of Financing Costs	(7,405,947)	(6,163,219)
TOTAL OTHER INCOME (EXPENSE)	(4,441,577)	(4,064,960)

INCOME FROM CONTINUING OPERATIONS	12,242,515	9,853,921

Gain on Sale of Real Estate Investments	5,387,886	-0-

NET INCOME	17,630,401	9,853,921

Less: Preferred Dividends	4,316,946	3,697,760

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$13,313,455	$6,156,161

First Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 21

Net Income, FFO, Core FFO, AFFO, EBITDAre, Adjusted EBITDA and NOI Reconciliations

(unaudited)

	For The
	Three Months Ended
FFO, Core FFO, AFFO	12/31/2017	12/31/2016
Net Income Attributable to Common Shareholders	$13,313,455	$6,156,161
Plus: Depreciation Expense (Excluding Corporate Office Capitalized Costs)	8,444,507	6,953,780
Plus: Amortization of Intangible Assets	343,746	267,847
Plus: Amortization of Capitalized Lease Costs	220,002	205,442
Less: (Gain) / Plus: Loss on Sale of Real Estate Investments	(5,387,886)	95,336
FFO Attributable to Common Shareholders	16,933,824	13,678,566
Plus: Acquisition Costs	-0-	178,526
Core FFO Attributable to Common Shareholders	16,933,824	13,857,092
Plus: Depreciation of Corporate Office Capitalized Costs	39,477	38,715
Plus: Stock Compensation Expense	130,763	100,155
Plus: Amortization of Financing Costs	293,894	280,913
Less: Gain on Sale of Securities Transactions	(100,153)	(806,108)
Less: Lease Termination Income	(210,261)	-0-
Less: Recurring Capital Expenditures	(219,246)	(188,412)
Less: Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(396,028)	(343,239)
AFFO Attributable to Common Shareholders	$16,472,270	$12,939,116

	Three Months Ended
EBITDAre, Adjusted EBITDA	12/31/2017	12/31/2016
Net Income Attributable to Common Shareholders	$13,313,455	$6,156,161
Plus: Preferred Dividends	4,316,946	3,697,760
Plus: Interest Expense, including Amortization of Financing Costs	7,405,947	6,163,219
Plus: Depreciation and Amortization	9,022,055	7,440,292
Less: (Gain) / Plus: Loss on Sale of Real Estate Investments	(5,387,886)	95,336
EBITDAre	28,670,517	23,552,768
Plus: Acquisition Costs	-0-	178,526
Plus: Net Amortization of Acquired Above and Below Market Lease Revenue	25,677	25,492
Less: Gain on Sale of Securities Transactions	(100,153)	(806,108)
Adjusted EBITDA	$28,596,041	$22,950,678

	Three Months Ended
Net Operating Income	12/31/2017	12/31/2016
Net Income Attributable to Common Shareholders	$13,313,455	$6,156,161
Plus: Preferred Dividends	4,316,946	3,697,760
Plus: General & Administrative Expenses	1,947,032	1,442,463
Plus: Acquisition Costs	-0-	178,526
Plus: Depreciation	8,483,984	6,992,495
Plus: Amortization of Capitalized Lease Costs and Intangible Assets	538,071	447,797
Plus: Interest Expense, including Amortization of Financing Costs	7,405,947	6,163,219
Less: Dividend and Interest Income	(2,864,217)	(1,292,151)
Less: Gain on Sale of Securities Transactions	(100,153)	(806,108)
Less: Gain on Sale of Real Estate Investments	(5,387,886)	-0-
Less: Lease Termination Income	(210,261)	-0-
Net Operating Income – NOI	$27,442,918	$22,980,162

	Three Months Ended
Components of Net Operating Income Consists of:	12/31/2017	12/31/2016
Revenues:
Rental Revenue	$27,692,482	$23,280,856
Reimbursement Revenue	5,049,340	3,900,755
Total Rental and Reimbursement Revenue	32,741,822	27,181,611

Expenses:
Real Estate Taxes	3,862,663	2,906,981
Operating Expenses	1,436,241	1,294,468
Total Real Estate Taxes and Operating Expenses	5,298,904	4,201,449
Net Operating Income – NOI	$27,442,918	$22,980,162

First Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 21

Financial Highlights

(unaudited)

	For The
	Three Months Ended
	12/31/2017	12/31/2016
Weighted Average Common Shares Outstanding
Basic	76,375,400	69,686,153
Diluted	76,586,782	69,829,793

Net Income Attributable to Common Shareholders	$13,313,455	$6,156,161

Basic	$0.17	$0.09
Diluted	0.17	0.09

Net Operating Income – NOI	$27,442,918	$22,980,162

Basic	$0.36	$0.33
Diluted	0.36	0.33

Funds From Operations – FFO	$16,933,824	$13,678,566

Basic	$0.22	$0.20
Diluted	0.22	0.20

Core Funds From Operations - Core FFO	$16,933,824	$13,857,092

Basic	$0.22	$0.20
Diluted	0.22	0.20

Core FFO Including Gain Over Historic Cost (Undepreciated) on Sale of Real Estate Investments (1)	$18,737,378	$13,857,092

Basic	$0.25	$0.20
Diluted	0.24	0.20

Core FFO Excluding Gain on Sale of Securities Transactions and	$16,623,410	$13,050,984
Excluding Lease Termination Income

Basic	$0.22	$0.19
Diluted	0.22	0.19

Adjusted Funds From Operations – AFFO	$16,472,270	$12,939,116

Basic	$0.22	$0.19
Diluted	0.22	0.19

Dividends Declared per Common Share	$0.17	$0.16

Dividend/AFFO Payout Ratio	77.3%

(1)	On December 18, 2017, the Company sold its property located in Kansas City, MO for $4,900,000, with net sale proceeds to the Company of approximately $4,602,000 and on December 22, 2017, the Company sold its property located in Orangeburg, NY for $6,170,000, with net sale proceeds to the Company of approximately $5,898,000. The sale of these two properties resulted in a realized gain of $5,387,886, representing a 105% gain over the depreciated U.S. GAAP basis and a realized net gain on a historic cost (undepreciated) basis of $1,803,554, representing a 21% net gain over the Company’s historic cost basis.

First Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 21

Same Property Statistics

(unaudited)

	For The
	Three Months Ended
	12/31/2017		12/31/2016	Change	Change %

Total Square Feet / Total Properties	19,096,237 / 108		16,553,910 / 100	2,542,327	15.4%

Occupancy Percentage at End of Period	99.5%		100.0%	(50) bps	(0.5)%

Same Property Square Feet / Number of Same Properties		15,562,723 / 95

Same Property Occupancy Percentage at End of Period	99.4%		100.0%	(60) bps	(0.6)%

Same Property Net Operating Income (NOI) (GAAP)	$21,660,991		$21,961,333	$(300,342)	(1.4)%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(246,995)		(320,282)	73,287
Same Property Cash NOI (Cash)	$21,413,996		$21,641,051	$(227,055)	(1.0)%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during these periods.

The 1.4% decrease, amounting to $300,342 in Same Property NOI, is mainly due to a $217,364 decrease attributable to a 60 bps decline in the Same Property Occupancy Percentage. The remaining $82,978 decrease in Same Property NOI is a from a decrease in NOI from occupied properties.

The 1.0% decrease, amounting to $227,055 in Same Property Cash NOI, is mainly due to a $220,315 decrease attributable to a 60 bps decline in the Same Property Occupancy Percentage. The remaining $6,740 decrease in Same Property Cash NOI is from a decrease in NOI from occupied properties.

Reconciliation of Same Property NOI to Total NOI

	For The
	Three Months Ended
	12/31/2017	12/31/2016	Change	Change %

Same Property NOI (GAAP)	$21,660,991	$21,961,333	$(300,342)	(1.4)%

NOI of properties purchased subsequent to September 30, 2016 (two properties for fiscal 2018 and ten properties for fiscal 2017)	5,141,649	593,602

NOI of properties expanded subsequent to September 30, 2016 (one property for fiscal 2018 and 2017)	415,786	379,115

NOI of property sold subsequent to September 30, 2016 (two properties sold during fiscal 2018 and one during fiscal 2017)	224,492	46,112
Total NOI	$27,442,918	$22,980,162	$4,462,756	19.4%

First Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 21

Consolidated Statements of Cash Flows

(unaudited)

	For The
	Three Months Ended
	12/31/2017	12/31/2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$17,630,401	$9,853,921
Noncash Items Included in Net Income:
Depreciation & Amortization	9,315,949	7,721,205
Deferred Straight Line Rent	(396,028)	(343,239)
Stock Compensation Expense	130,763	100,155
Gain on Sale of Securities Transactions	(100,153)	(806,108)
(Gain) / Loss on Sale of Real Estate Investments	(5,387,886)	95,336
Changes in:
Tenant & Other Receivables	(3,607,013)	(255,461)
Prepaid Expenses	(3,690,362)	(2,645,032)
Other Assets & Capitalized Lease Costs	(89,641)	(428,282)
Accounts Payable, Accrued Expenses & Other Liabilities	3,284,409	860,211
NET CASH PROVIDED BY OPERATING ACTIVITIES	17,090,439	14,152,706

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate & Intangible Assets	(52,500,165)	(56,101,538)
Capital Improvements	(1,782,422)	(696,941)
Proceeds on Sales of Real Estate	10,499,704	4,125,819
Return of Deposits on Real Estate	450,000	1,000,000
Deposits Paid on Acquisitions of Real Estate	(1,350,000)	(820,000)
Proceeds from Sale of Securities Available for Sale	2,435,168	3,738,938
Purchase of Securities Available for Sale	(19,714,857)	(6,396,581)
NET CASH USED IN INVESTING ACTIVITIES	(61,962,572)	(55,150,303)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Repayments on Loans Payable	(10,091,417)	(4,790,684)
Proceeds from Fixed Rate Mortgage Notes Payable	33,800,000	38,000,000
Principal Payments on Fixed Rate Mortgage Notes Payable	(12,351,030)	(9,456,016)
Financing Costs Paid on Debt	(361,905)	(636,963)
Proceeds from the Exercise of Stock Options	284,800	-0-
Redemption of 7.625% Series A Preferred Stock	-0-	(53,493,750)
Proceeds from At-The-Market Preferred Equity Program, net of offering costs	25,687,516	-0-
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	22,611,458	18,877,487
Preferred Dividends Paid	(4,080,685)	(3,422,136)
Common Dividends Paid, net of Reinvestments	(10,096,749)	(9,107,243)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	45,401,988	(24,029,305)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	529,855	(65,026,902)
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	10,226,046	95,749,508
CASH AND CASH EQUIVALENTS - END OF PERIOD	$10,755,901	$30,722,606

First Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 21

Capital Structure and Leverage Ratios	As of	As of	As of
(unaudited)	12/31/2017	12/31/2016	9/30/2017

Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$612,651,435	$505,574,117	$591,364,371
Loans Payable	110,000,000	76,000,000	120,091,417
Total Debt	722,651,435	581,574,117	711,455,788

7.875% Series B Cumulative Redeemable Preferred Stock	-0-	57,500,000	-0-
6.125% Series C Cumulative Redeemable Preferred Stock	271,984,475	135,000,000	245,986,125
Total Preferred Stock	271,984,475	192,500,000	245,986,125

Common Stock, Paid-In-Capital & Other	482,099,326	418,637,509	466,879,571
Total Shareholders’ Equity	754,083,801	611,137,509	712,865,696

Total Book Capitalization	1,476,735,236	1,192,711,626	1,424,321,484

Accumulated Depreciation	182,232,695	154,847,979	177,372,518
Total Undepreciated Book Capitalization	$1,658,967,931	$1,347,559,605	$1,601,694,002

Shares Outstanding	77,209,110	70,536,720	75,630,521
Market Price Per Share	$17.80	$15.24	$16.19

Equity Market Capitalization	$1,374,322,158	$1,074,979,613	$1,224,458,135
Total Debt	722,651,435	581,574,117	711,455,788
Total Preferred Stock	271,984,475	192,500,000	245,986,125
Total Market Capitalization	$2,368,958,068	$1,849,053,730	$2,181,900,048

Total Debt	$722,651,435	$581,574,117	$711,455,788
less: Cash and Cash Equivalents	10,755,901	30,722,606	10,226,046
Net Debt	$711,895,534	$550,851,511	$701,229,742
less: Securities Available for Sale at Fair Value (Securities)	130,431,475	74,321,496	123,764,770
Net Debt Less Securities	$581,464,059	$476,530,015	$577,464,972

Net Debt / Total Undepreciated Book Capitalization	42.9%	40.9%	43.8%
Net Debt / Total Market Capitalization	30.1%	29.8%	32.1%
Net Debt Plus Preferred Stock / Total Market Capitalization	41.5%	40.2%	43.4%
Net Debt Less Securities / Total Undepreciated Book Capitalization	35.0%	35.4%	36.1%
Net Debt Less Securities / Total Market Capitalization	24.5%	25.8%	26.5%
Net Debt Less Securities Plus Preferred Stock / Total Market Capitalization	36.0%	36.2%	37.7%

Weighted Average Interest Rate on Fixed Rate Debt	4.16%	4.44%	4.18%

First Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 21

Capital Structure and Leverage Ratios continued

(unaudited)

	For The		Fiscal Year
	Three Months Ended		Ended
	12/31/2017	12/31/2016	9/30/2017
Net Income	$17,630,401	$9,853,921	$40,271,085
plus: Interest Expense, including Amortization of Financing Costs	7,405,947	6,163,219	25,754,121
plus: Depreciation and Amortization	9,022,055	7,440,292	31,459,749
less: (Gain) / plus: Loss on Sale of Real Estate Investments	(5,387,886)	95,336	95,336
EBITDAre	28,670,517	23,552,768	97,580,291
plus: Acquisition Costs	-0-	178,526	178,526
plus: Net Amortization of Acquired Above and Below Market Lease Revenue	25,677	25,492	101,968
less: Gain on Sale of Securities Transactions	(100,153)	(806,108)	(2,311,714)
Adjusted EBITDA	$28,596,041	$22,950,678	$95,549,071

Interest Expense, including Amortization of Financing Costs	$7,405,947	$6,163,219	$25,754,121
Preferred Dividends	4,316,946	3,697,760	14,861,686
Total Fixed Charges	$11,722,893	$9,860,979	$40,615,807

Interest Coverage	3.9 x	3.7 x	3.7 x
Fixed Charge Coverage	2.4 x	2.3 x	2.4 x

Net Debt	$711,895,534	$550,851,511	$701,229,742
Net Debt Less Securities	581,464,059	476,530,015	577,464,972
Total Preferred Stock	271,984,475	192,500,000	245,986,125
Annualized Adjusted EBITDA	114,384,164	91,802,712	95,549,071

Net Debt / Adjusted EBITDA	6.2 x	6.0 x	7.3 x
Net Debt Less Securities / Adjusted EBITDA	5.1 x	5.2 x	6.0 x
Net Debt + Preferred Stock / Adjusted EBITDA	8.6 x	8.1 x	9.9 x
Net Debt Less Securities + Preferred Stock / Adjusted EBITDA	7.5 x	7.3 x	8.6 x

First Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 21

Debt Maturity

(unaudited)

Total Debt ($000's)
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
-
4.9%
7.8%
20.7%
5.8%
8.7%
52.1%
2018
2019
2020
2021
2022
Thereafter
Mortgages
Loans Payable

			Loans			% of
Fiscal Year Ended		Mortgages	Payable		Total	Total

2018		$35,867,466	-0-		$35,867,466	4.9%
2019		57,124,164	-0-		57,124,164	7.8%
2020		41,305,075	110,000,000	(B)	151,305,075	20.7%
2021		42,244,703	-0-		42,244,703	5.8%
2022		63,657,707	-0-		63,657,707	8.7%
Thereafter		380,212,422	-0-		380,212,422	52.1%

Total as of 12/31/2017	(A)	$620,411,537	$110,000,000		$730,411,537	100.0%

Weighted Average Interest Rate		4.16%	3.06%		3.99%
Weighted Average Term		11.5 yrs.	2.75 yrs.		10.18 yrs.

(A)	Mortgages does not include unamortized debt issuance costs of $7,760,102.
(B)	Represents the amount drawn down on a line of credit that has a one year extension option, which is not reflected above.

First Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 21

Property Table by Tenant

(unaudited)

		Property	Square	Occupied Square	% of Occupied	Annual	% of Total Ann.	Rent Per sf	Undepreciated		Mortgage
Tenant		Count	Footage	Footage	sf	Rent	Rent	Occup.	Cost		Balance

FedEx Ground Package System, Inc.		43	7,967,706	7,967,706	41.7%	$59,396,000	52.3%	$7.45	$811,694,658		$364,391,221
FedEx Corporation		16	1,544,996	1,544,996	8.1%	7,997,000	7.0%	5.18	108,572,968		27,507,513
Total FedEx		59	9,512,702	9,512,702	49.8%	67,393,000	59.3%	7.08	920,267,626		391,898,734

Milwaukee Electric Tool Corporation		1	861,889	861,889	4.5%	3,032,000	2.7%	3.52	36,914,917		23,033,196
ULTA, Inc.		1	671,354	671,354	3.5%	2,702,000	2.4%	4.02	37,512,071		21,158,449
Jim Beam Brands Company		1	599,840	599,840	3.1%	2,051,000	1.8%	3.42	28,000,000		17,334,581
International Paper Company		2	578,472	578,472	3.0%	2,592,000	2.3%	4.48	36,175,718		21,654,034
TreeHouse Private Brands, Inc.		1	558,600	558,600	2.9%	2,206,000	1.9%	3.95	26,807,852		15,840,219
CBOCS Distribution, Inc. (Cracker Barrel)		1	381,240	381,240	2.0%	1,447,000	1.3%	3.80	14,215,126		7,390,973
Best Buy Warehousing Logistics, Inc.		1	368,060	368,060	1.9%	1,676,000	1.5%	4.55	19,600,000		9,743,991
Coca-Cola		2	323,358	323,358	1.7%	1,693,000	1.5%	5.24	20,504,069		5,383,270
Autoneum North America, Inc.		1	315,560	315,560	1.7%	1,703,000	1.5%	5.40	21,040,395		15,041,036
Science Applications International Corporation		1	302,400	302,400	1.6%	1,491,000	1.3%	4.93	13,374,441		-0-
Amazon.com Services, Inc.		1	300,000	300,000	1.6%	1,884,000	1.7%	6.28	29,878,942		19,600,000
United Technologies Corporation		3	283,150	283,150	1.5%	2,264,000	2.0%	8.00	27,687,512		7,043,884
Bunzl USA Holdings, Inc.		2	268,778	268,778	1.4%	1,474,000	1.3%	5.48	18,379,665		12,596,212
Woodstream Corporation	(B)	1	256,000	256,000	1.3%	914,000	0.8%	3.57	8,899,035		-0-
Anda Pharmaceuticals, Inc.		1	234,660	234,660	1.2%	1,205,000	1.1%	5.14	14,550,000		8,022,373
UGN, Inc.		1	232,200	232,200	1.2%	1,070,000	0.9%	4.61	12,937,000		7,489,353
Mickey Thompson Performance Tires and Wheels (Cooper Tire)		1	219,765	219,765	1.2%	1,501,000	1.3%	6.83	18,934,065		12,598,036
Caterpillar Logistics Services, Inc.	(D)	1	218,120	218,120	1.1%	1,169,000	1.0%	5.36	14,868,857		-0-
Anheuser-Busch, Inc.		1	184,800	184,800	1.0%	821,000	0.7%	4.44	12,697,848		-0-
Carlisle Tire & Wheel Company		1	179,280	179,280	0.9%	739,000	0.7%	4.12	7,232,986		-0-
NF&M International, Inc.	(A)	1	174,802	174,802	0.9%	835,000	0.7%	4.78	5,399,580		-0-
Home Depot USA, Inc.		1	171,200	171,200	0.9%	997,000	0.9%	5.82	11,298,367		-0-
Victory Packaging, L.P.		1	148,000	148,000	0.8%	502,000	0.4%	3.39	5,451,629		-0-
Challenger Lifts, Inc. (Snap-On Inc.)		1	137,500	137,500	0.7%	838,000	0.7%	6.09	11,304,000		6,818,248
Altec Industries, Inc.	(B)	1	126,880	126,880	0.7%	371,000	0.3%	2.92	4,410,584		-0-
General Electric Company		1	125,860	125,860	0.7%	1,321,000	1.2%	10.50	19,950,000		11,775,354
The American Bottling Company (Dr Pepper Snapple)		2	110,080	110,080	0.6%	743,000	0.7%	6.75	10,498,031		1,781,296
Style Crest, Inc.		1	106,507	106,507	0.6%	387,000	0.3%	3.63	7,238,613		-0-
Pittsburgh Glass Works, LLC		1	102,135	102,135	0.5%	427,000	0.4%	4.18	4,245,913		-0-
Holland 1916 Inc.		1	95,898	95,898	0.5%	349,000	0.3%	3.64	7,397,881		-0-
National Oilwell Varco, Inc.		1	91,295	91,295	0.5%	754,000	0.7%	8.26	8,163,278		2,504,940
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.5%	506,000	0.4%	5.68	6,977,442		-0-
CHEP USA, Inc.		1	83,000	83,000	0.4%	500,000	0.4%	6.02	7,405,447		-0-
Datatel Resources Corporation	(A)	1	80,856	80,856	0.4%	61,000	0.1%	3.02	2,497,617		-0-
Sherwin-Williams Company		2	78,887	78,887	0.4%	643,000	0.6%	8.15	7,244,128		-0-
RGH Enterprises, Inc. (Cardinal Health)		1	75,000	75,000	0.4%	607,000	0.5%	8.09	5,525,600		-0-
Tampa Bay Grand Prix		1	68,385	68,385	0.4%	297,000	0.3%	4.34	5,677,982		-0-
Various Tenants at Retail Shopping Center		1	64,220	64,220	0.3%	795,000	0.7%	12.38	3,072,882		-0-
SOFIVE, Inc.		1	60,400	60,400	0.3%	558,000	0.5%	9.24	4,903,589		1,703,358
Kellogg Sales Company		1	54,812	54,812	0.3%	329,000	0.3%	6.00	3,494,108		-0-
Siemens Real Estate		1	51,130	51,130	0.3%	485,000	0.4%	9.49	4,452,425		-0-
Foundation Building Materials, LLC		1	36,270	36,270	0.2%	172,000	0.1%	4.74	2,262,079		-0-
Graybar Electric Company		1	26,340	26,340	0.1%	109,000	0.1%	4.14	1,883,306		-0-
Tenant Total as of 12/31/17		107	19,008,737	19,008,737	99.5%	$113,613,000	100.0%	$5.99	$1,491,232,606	(C)	$620,411,537

Vacant	(E)	1	87,500	-0-	0.0%	-0-	0.0%	-0-	5,017,447		-0-
Total as of 12/31/17		108	19,096,237	19,008,737	99.5%	$113,613,000	100.0%	$5.99	$1,496,250,053		$620,411,537

Acquisitions Subsequent to 12/31/17
Shaw Industries, Inc.		1	831,764	831,764	4.4%	3,470,000	3.1%	4.17
Pro Forma Total with Acquisitions Subsequent to 12/31/17		109	19,928,001	19,840,501	99.6%	$117,083,000	100.0%	$5.91

Leasing Activity Subsequent to 12/31/17
Rinnai America Corporation	(D)	-	-	-	-	$831,000	-	3.81
Pro Forma Total with Acquisitions and Leasing Activity Subsequent to 12/31/17		109	19,928,001	19,840,501	99.6%			$5.89

(A) NF&M International and Datatel Resources are located at one property and therefore are counted as one property in the Property Count total.

(B) Woodstream Corporation and Altec Industries, Inc. are located at one property and therefore are counted as one property in the Property Count total.

Other than these two properties indicated in footnotes (A) and (B) and the one retail property, all other properties are single-tenant.

(C) Does not include unamortized debt issuance costs of $7,760,102.

(D) Effective December 31, 2017, Caterpillar Logistics Services, Inc. vacated the Company’s 218,120 square foot building, located in Griffin, GA and Rinnai America Corporation took occupancy effective January 1, 2018. The new 3 year lease agreement goes through

December 31, 2020 with an initial annual rent of $807,044, representing $3.70 per square foot, and 3.0% annual increases thereafter.

(E) In contract to sell this vacant property.

First Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 21

Property Table by State

(unaudited)

		Property	Square	Occupied Square	% of Total	Annual	% of Total Ann.	Rent Per sf	Undepreciated		Mortgage
State		Count	Footage	Footage	sf	Rent	Rent	Occup.	Cost		Balance
Florida		13	1,899,643	1,812,143	9.9%	$13,566,000	11.9%	7.49	$201,285,412		$ 93,297,620
Texas		10	1,781,967	1,781,967	9.3%	14,160,000	12.5%	7.95	182,228,913		82,297,956
Ohio		9	1,550,706	1,550,706	8.1%	8,901,000	7.8%	5.74	109,644,098		43,492,686
Kentucky		3	1,295,940	1,295,940	6.8%	5,095,000	4.5%	3.93	66,111,852		39,993,048
Mississippi		4	1,158,889	1,158,889	6.1%	4,466,000	3.9%	3.85	55,248,915		31,055,569
South Carolina		5	1,008,358	1,008,358	5.3%	6,596,000	5.8%	6.54	78,930,002		31,134,358
Indiana		2	999,176	999,176	5.2%	4,417,000	3.9%	4.42	63,009,611		32,307,692
Illinois		9	958,045	958,045	5.0%	6,117,000	5.4%	6.38	82,238,327		9,002,157
North Carolina		4	939,706	939,706	4.9%	5,663,000	5.0%	6.03	85,778,185		44,512,537
Tennessee		3	891,777	891,777	4.7%	3,093,000	2.7%	3.47	33,846,631		13,071,763
Michigan		4	833,054	833,054	4.4%	5,574,000	4.9%	6.69	72,976,507		27,029,033
Kansas		4	813,043	813,043	4.3%	4,619,000	4.1%	5.68	60,943,937		31,629,388
Missouri		4	739,330	739,330	3.9%	2,813,000	2.5%	3.80	34,604,640		6,758,683
Oklahoma		4	614,941	614,941	3.2%	3,916,000	3.4%	6.37	54,939,875		31,014,639
New York		3	518,565	518,565	2.7%	3,886,000	3.4%	7.49	51,336,423		22,236,366
Pennsylvania		3	504,040	504,040	2.6%	2,868,000	2.5%	5.69	36,855,847		15,322,257
Virginia		5	407,265	407,265	2.1%	2,449,000	2.2%	6.01	34,515,756		4,750,898
Colorado		3	363,597	363,597	1.9%	3,040,000	2.7%	8.36	42,058,524		19,026,153
Georgia		3	307,662	307,662	1.6%	1,791,000	1.6%	5.82	22,209,941		507,691
Arizona		1	283,358	283,358	1.5%	1,361,000	1.2%	4.80	16,824,226		4,326,733
Wisconsin		2	238,666	238,666	1.2%	1,295,000	1.1%	5.43	15,952,361		2,878,741
Washington		1	210,445	210,445	1.1%	1,962,000	1.7%	9.32	30,228,547		18,572,333
Louisiana		1	175,315	175,315	0.9%	1,262,000	1.1%	7.20	18,410,000		11,647,294
Maryland		1	148,881	148,881	0.8%	1,426,000	1.3%	9.58	14,512,355		-0-
New Jersey		2	124,620	124,620	0.7%	1,353,000	1.2%	10.86	7,976,471		1,703,358
Nebraska		1	89,115	89,115	0.5%	446,000	0.4%	5.00	5,944,691		-0-
Alabama		1	88,653	88,653	0.5%	605,000	0.5%	6.82	6,661,819		535,648
Minnesota		1	60,398	60,398	0.3%	372,000	0.3%	6.16	5,220,000		2,306,936
Connecticut		1	54,812	54,812	0.3%	329,000	0.3%	6.00	3,494,108		-0-
Iowa		1	36,270	36,270	0.2%	172,000	0.2%	4.74	2,262,079		-0-
Total as of 12/31/17		108	19,096,237	19,008,737	100.0%	$113,613,000	100.0%	$5.99	$1,496,250,053	(A)	$ 620,411,537

Acquisitions Subsequent to 12/31/17
Georgia		1	831,764	831,764	4.4%	3,470,000	3.1%	4.17
Pro Forma Total with Acquisitions Subsequent to 12/31/17		109	19,928,001	19,840,501	100.0%	$117,083,000	100.0%	$5.91

Leasing Activity Subsequent to 12/31/17
Georgia	(B)	-	-	-	-	$831,000	-	3.81
Pro Forma Total with Acquisitions and Leasing Activity Subsequent to 12/31/17		109	19,928,001	19,840,501	100.0%			$5.89

(A)	Does not include unamortized debt issuance costs of $7,760,102.
(B)	Effective December 31, 2017, the former tenant vacated a property located in Georgia and a new tenant entered into a 3 year lease agreement for this property that commenced on January 1, 2018.

First Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 21

Lease Expirations

(unaudited)

		Property	Square	% of Total	Annual	% of Total Ann.	Rent Per sf	Lease Exp. Term in	Undepreciated		Mortgage
Fiscal Year		Count	Footage	sf	Rent	Rent	Occup.	Years	Cost		Balance

2018	(A)	8	862,272	4.6%	$5,374,000	4.9%	$6.23	0.4	$64,217,758		$2,333,058
2019		9	1,370,849	7.2%	7,145,000	6.3%	5.21	1.3	81,654,704		12,724,674
2020		4	383,449	2.0%	2,129,000	1.9%	5.55	2.4	27,447,899		-0-
2021	(A)	8	886,468	4.6%	4,194,000	3.7%	4.73	3.5	49,741,094		8,322,911
2022		7	1,138,320	6.0%	6,419,000	5.6%	5.64	4.2	75,991,657		27,031,774
2023	(A)	13	1,668,804	8.7%	9,481,000	8.3%	5.68	5.5	116,766,150		24,987,138
2024		11	1,526,126	8.0%	9,804,000	8.6%	6.42	6.4	115,324,385		30,515,834
2025	(A)	9	2,404,478	12.6%	12,271,000	10.8%	5.10	7.4	159,811,314		78,746,522
2026		6	912,361	4.8%	7,317,000	6.4%	8.02	8.4	98,151,060		42,243,867
2027		10	1,472,852	7.7%	9,078,000	8.0%	6.16	9.5	121,991,984		42,670,027
2028		7	1,764,386	9.2%	8,227,000	7.2%	4.66	10.2	112,754,104		61,409,161
2029		2	262,613	1.4%	1,517,000	1.3%	5.78	11.5	21,954,950		9,002,157
2030		4	1,044,832	5.5%	7,403,000	6.5%	7.09	12.3	109,198,468		64,934,524
2031		3	963,269	5.0%	7,122,000	6.3%	7.39	13.3	104,367,000		67,799,973
2032		6	1,724,838	9.0%	13,131,000	11.6%	7.61	14.3	201,979,345		131,849,698
2034		1	558,600	2.9%	2,206,000	1.9%	3.95	15.8	26,807,852		15,840,219
Various tenants at retail shopping center		1	64,220	0.3%	795,000	0.7%	12.38	-0-	3,072,882		-0-
Vacant		1	87,500	0.5%	-0-	-	-0-	-0-	5,017,447		-0-
Total as of 12/31/17		108	19,096,237	100.0%	$113,613,000	100.0%	$5.99	7.9	$1,496,250,053	(B)	$620,411,537

Acquisitions Subsequent to 12/31/17
2027		1	831,764	4.4%	3,470,000	3.1%	4.17	9.8
Pro Forma Total with Acquisitions Subsequent to 12/31/17		109	19,928,001	100.0%	$117,083,000	100.0%	$5.91	8.0

Leasing Activity Subsequent to 12/31/17
2021	(C)	-	-	-	$831,000	-	3.81	3.0
Pro Forma Total with Acquisitions and Leasing Activity Subsequent to 12/31/17		109	19,928,001	100.0%			$5.89	8.0

(A)	Included in 2018 is Datatel Resources and included in 2025 is NF&M International which both occupy one property. Included in 2021 is Woodstream Corporation and included in 2023 is Altec Industries which both occupy one property.Other than these two properties and the one retail property, all other properties are single-tenant.

(B)	Does not include unamortized debt issuance costs of $7,760,102.

(C)	Effective December 31, 2017, the former tenant vacated property and a new tenant entered into a 3 year lease agreement for this property that commenced on January 1, 2018.

First Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 21

Recent Acquisitions During Fiscal 2018

(unaudited)

		City		Fiscal Year	Square	Annual	Rent Per sf	Lease	Purchase	Initial Mortgage
No	Tenant	(MSA)	State	Acquisition	Footage	Rent	Occup.	Expiration	Price	Balance
1	FedEx Corporation	Charleston	SC	2018	121,683	$1,312,000	10.78	8/31/2032	$21,872,170	$14,200,000
2	Amazon.com Services, Inc.	Oklahoma City	OK	2018	300,000	1,884,000	6.28	10/31/2027	30,250,000	19,600,000
	Total as of 12/31/17				421,683	$3,196,000	$7.58		$52,122,170	$33,800,000

Acquisitions Subsequent to 12/31/17
1	Shaw Industries, Inc.	Savannah	GA	2018	831,764	3,470,000	4.17	9/30/2027	57,483,636	33,300,000
	Total Fiscal 2018				1,253,447	$6,666,000	$5.32		$109,605,806	$67,100,000

First Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 21

Property Table

(unaudited)

									Rent	Lease Exp. Term
					Fiscal Year		Square	Annual	Per sf	in	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
1	Milwaukee Electric Tool Corporation		Olive Branch (Memphis, TN)	MS	2013	100.0%	861,889	$3,032,000	$3.52	10.6	$36,914,917	$23,033,196
2	ULTA, Inc.		Greenwood (Indianapolis)	IN	2015	100.0%	671,354	2,702,000	4.02	7.6	37,512,071	21,158,449
3	Jim Beam Brands Company		Frankfort (Lexington)	KY	2015	100.0%	599,840	2,051,000	3.42	7.1	28,000,000	17,334,581
4	TreeHouse Private Brands, Inc.		Buckner (Louisville)	KY	2014	100.0%	558,600	2,206,000	3.95	15.8	26,807,852	15,840,219
5	FedEx Corporation		Memphis	TN	2010	100.0%	449,900	1,327,000	2.95	1.4	14,614,987	5,680,790
6	Woodstream Corporation	(A)	St. Joseph	MO	2001	100.0%	256,000	914,000	3.57	3.8	8,899,035	-0-
	Altec Industries, Inc.	(A)	St. Joseph	MO	2001	100.0%	126,880	371,000	2.92	5.2	4,410,584	-0-
7	CBOCS Distribution, Inc. (Cracker Barrel)		Lebanon (Nashville)	TN	2011	100.0%	381,240	1,447,000	3.80	6.5	14,215,126	7,390,973
8	Best Buy Warehousing Logistics, Inc.		Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,676,000	4.55	4.1	19,600,000	9,743,991
9	FedEx Ground Package System, Inc.		Concord (Charlotte)	NC	2017	100.0%	354,482	2,537,000	7.16	14.4	40,043,145	25,858,521
10	FedEx Ground Package System, Inc.		Mesquite (Dallas)	TX	2017	100.0%	351,874	3,195,000	9.08	14.3	49,880,493	32,205,267
11	FedEx Ground Package System, Inc.		Walker (Grand Rapids)	MI	2017	100.0%	343,483	2,102,000	6.12	14.1	31,654,986	20,268,563
12	FedEx Ground Package System, Inc.		Hamburg (Buffalo)	NY	2017	100.0%	338,584	2,313,000	6.83	13.3	34,850,000	22,236,366
13	FedEx Ground Package System, Inc.		Concord (Charlotte)	NC	2016	100.0%	330,717	2,237,000	6.76	7.6	33,044,797	18,654,016
14	FedEx Ground Package System, Inc.		Indianapolis	IN	2014	100.0%	327,822	1,715,000	5.23	9.8	25,497,543	11,149,242
15	Autoneum North America, Inc.		Aiken (Augusta, GA)	SC	2017	100.0%	315,560	1,703,000	5.40	14.3	21,040,395	15,041,036
16	FedEx Ground Package System, Inc.		Olathe (Kansas City)	KS	2016	100.0%	313,763	2,200,000	7.01	13.4	31,737,000	20,824,657
17	FedEx Ground Package System, Inc.		Davenport (Orlando)	FL	2016	100.0%	310,922	2,609,000	8.39	13.3	37,780,000	24,738,950
18	FedEx Ground Package System, Inc.		Fort Worth (Dallas)	TX	2015	100.0%	304,608	2,373,000	7.79	12.3	35,300,832	21,780,193
19	Science Applications International Corporation		Hanahan (Charleston)	SC	2005	100.0%	302,400	1,491,000	4.93	1.3	13,374,441	-0-
20	Amazon.com Services, Inc.		Oklahoma City	OK	2018	100.0%	300,000	1,884,000	6.28	9.8	29,878,942	19,600,000
21	International Paper Company		Kenton	OH	2017	100.0%	298,472	1,244,000	4.17	9.7	17,881,607	11,905,840
22	FedEx Ground Package System, Inc.		Jacksonville	FL	2015	100.0%	297,579	1,998,000	6.71	12.0	30,732,090	17,092,645
23	Western Container Corp. (Coca-Cola)		Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,361,000	4.80	9.3	16,824,226	4,326,733
24	International Paper Company		Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,348,000	4.81	5.7	18,294,108	9,748,194
25	NF&M International, Inc.	(B)	Monaca (Pittsburgh)	PA	1988	100.0%	174,802	835,000	4.78	7.0	5,399,580	-0-
	Datatel Resources Corporation	(B)	Monaca (Pittsburgh)	PA	1988	100.0%	80,856	61,000	3.02	-	2,497,617	-0-
26	FedEx Ground Package System, Inc.		Orion	MI	2007	100.0%	245,633	1,908,000	7.77	5.5	22,885,635	-0-
27	FedEx Ground Package System, Inc.		Homestead (Miami)	FL	2017	100.0%	237,756	2,282,000	9.60	14.3	37,873,120	24,276,311
28	Anda Pharmaceuticals, Inc.		Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,205,000	5.14	4.6	14,550,000	8,022,373
29	UGN, Inc.		Monroe (Cincinnati)	OH	2015	100.0%	232,200	1,070,000	4.61	12.2	12,937,000	7,489,353
30	FedEx Ground Package System, Inc.		Colorado Springs	CO	2016	100.0%	225,362	1,832,000	8.13	8.1	28,500,000	17,391,043
31	Mickey Thompson Performance Tires and Wheels (Cooper Tire)		Stow	OH	2017	100.0%	219,765	1,501,000	6.83	9.7	18,934,065	12,598,036
32	Caterpillar Logistics Services, Inc.	(D)	Griffin (Atlanta)	GA	2006	100.0%	218,120	1,169,000	5.36	-	14,868,857	-0-
33	Fedex Ground Package System, Inc.		Ft. Myers	FL	2017	100.0%	213,672	1,418,000	6.64	9.7	21,663,635	13,839,418
34	FedEx Ground Package System, Inc.		Burlington (Seattle/Everett)	WA	2016	100.0%	210,445	1,962,000	9.32	12.7	30,228,547	18,572,333
35	FedEx Ground Package System, Inc.		Sauget (St. Louis, MO)	IL	2015	100.0%	198,773	1,036,000	5.21	11.4	15,204,950	9,002,157
36	Anheuser-Busch, Inc.		Granite City (St. Louis, MO)	IL	2001	100.0%	184,800	821,000	4.44	3.9	12,697,848	-0-
37	Carrier Corporation (United Technologies)		Carrollton (Dallas)	TX	2010	100.0%	184,317	1,576,000	8.55	1.0	17,819,203	7,043,884
38	FedEx Ground Package System, Inc.		Spring (Houston)	TX	2014	100.0%	181,176	1,581,000	8.73	6.8	19,294,396	8,386,918
39	Carlisle Tire & Wheel Company		Edwardsville (Kansas City)	KS	2003	100.0%	179,280	739,000	4.12	5.6	7,232,986	-0-
40	FedEx Ground Package System, Inc.		Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,415,000	8.00	5.8	15,413,307	1,195,373
41	FedEx Ground Package System, Inc.		Covington (New Orleans)	LA	2016	100.0%	175,315	1,262,000	7.20	7.5	18,410,000	11,647,294
42	FedEx Ground Package System, Inc.		Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	4.2	13,762,030	6,760,470
43	Home Depot USA, Inc.		Montgomery (Chicago)	IL	2004	100.0%	171,200	997,000	5.82	2.5	11,298,367	-0-
44	FedEx Ground Package System, Inc.		Tampa	FL	2004	100.0%	170,779	1,624,000	9.51	8.6	19,696,227	5,723,574
45	FedEx Ground Package System, Inc.		Edinburg	TX	2011	100.0%	164,207	1,097,000	6.68	8.8	12,039,014	-0-
46	FedEx Ground Package System, Inc.		Lindale (Tyler)	TX	2015	100.0%	163,378	725,000	4.44	6.5	9,965,550	5,923,745
47	Bunzl Distribution Midcentral, Inc.		Kansas City	MO	2015	100.0%	158,417	752,000	4.75	3.8	9,651,226	6,758,683
48	FedEx Ground Package System, Inc.		Oklahoma City	OK	2012	100.0%	158,340	1,048,000	6.62	7.5	12,584,462	3,795,814
49	FedEx Ground Package System, Inc.		Waco	TX	2012	100.0%	150,710	1,078,000	7.15	7.7	12,551,368	4,453,009
50	FedEx Ground Package System, Inc.		Beltsville (Washington, DC)	MD	2001	100.0%	148,881	1,426,000	9.58	0.6	14,512,355	-0-
51	Victory Packaging, L.P.		Fayetteville	NC	1997	100.0%	148,000	502,000	3.39	3.2	5,451,629	-0-
52	FedEx Ground Package System, Inc.		El Paso	TX	2006	100.0%	144,149	1,345,000	9.33	5.8	12,431,192	-0-
53	FedEx Ground Package System, Inc.		Cocoa	FL	2008	100.0%	144,138	1,112,000	7.71	6.8	14,127,449	-0-
54	FedEx Ground Package System, Inc.		Cudahy (Milwaukee)	WI	2001	100.0%	139,564	827,000	5.93	9.5	9,382,361	-0-
55	Challenger Lifts, Inc. (Snap-On Inc.)		Louisville	KY	2016	100.0%	137,500	838,000	6.09	8.4	11,304,000	6,818,248
56	FedEx Ground Package System, Inc.		Richfield (Cleveland)	OH	2006	100.0%	131,152	1,493,000	11.38	6.8	16,435,478	-0-
57	General Electric Company		Imperial (Pittsburgh)	PA	2016	100.0%	125,860	1,321,000	10.50	8.0	19,950,000	11,775,354
58	FedEx Ground Package System, Inc.		Wheeling (Chicago)	IL	2003	100.0%	123,000	1,272,000	10.34	9.4	18,537,652	-0-
59	FedEx Ground Package System, Inc.		Altoona	PA	2014	100.0%	122,522	651,000	5.31	5.7	9,008,650	3,546,903
60	FedEx Corporation		Charleston	SC	2018	100.0%	121,683	1,312,000	10.78	14.7	21,487,206	14,200,000
61	FedEx Corporation		Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	5.3	7,785,011	-0-
62	FedEx Corporation		Orlando	FL	2008	100.0%	110,638	666,000	6.02	9.9	8,554,432	4,035,386
63	Bunzl Distribution Oklahoma, Inc.		Oklahoma City	OK	2017	100.0%	110,361	722,000	6.54	6.7	8,728,439	5,837,529
64	Style Crest, Inc.		Winston-Salem	NC	2002	100.0%	106,507	387,000	3.63	3.2	7,238,613	-0-
65	FedEx Ground Package System, Inc.		Cheektowaga (Buffalo)	NY	2000	100.0%	104,981	966,000	9.20	1.7	10,960,823	-0-
66	FedEx Ground Package System, Inc.		West Chester Twp. (Cincinnati)	OH	1999	100.0%	103,818	543,000	5.23	5.7	5,733,686	1,755,466

First Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 21

Property Table

(unaudited)

									Rent	Lease Exp. Term
					Fiscal Year		Square	Annual	Per sf	in	Undepreciated		Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost		Balance
67	FedEx Ground Package System, Inc.		Roanoke	VA	2013	100.0%	103,402	$755,000	$7.30	5.3	$10,200,000		$4,750,898
68	Pittsburgh Glass Works, LLC		O’ Fallon (St. Louis)	MO	1994	100.0%	102,135	427,000	4.18	0.5	4,245,913		-0-
69	FedEx Ground Package System, Inc.		Green Bay	WI	2013	100.0%	99,102	468,000	4.72	5.4	6,570,000		2,878,741
70	Holland 1916 Inc.		Liberty (Kansas City)	MO	1998	100.0%	95,898	349,000	3.64	1.5	7,397,881		-0-
71	FedEx Corporation		Jacksonville	FL	1999	100.0%	95,883	518,000	5.40	1.4	6,383,328		-0-
72	FedEx Corporation		Tampa	FL	2006	100.0%	95,662	603,000	6.30	9.9	7,663,663		3,591,337
73	FedEx Ground Package System, Inc.		Hanahan (Charleston)	SC	2005	100.0%	91,776	675,000	7.35	0.6	7,614,653		697,949
74	National Oilwell Varco, Inc.		Houston	TX	2010	100.0%	91,295	754,000	8.26	4.8	8,163,278		2,504,940
75	FedEx Corporation		Omaha	NE	1999	100.0%	89,115	446,000	5.00	5.8	5,944,691		-0-
76	Joseph T. Ryerson and Son, Inc.		Elgin (Chicago)	IL	2002	100.0%	89,052	506,000	5.68	2.1	6,977,442		-0-
77	FedEx Ground Package System, Inc.		Huntsville	AL	2005	100.0%	88,653	605,000	6.82	8.6	6,661,819		535,648
78	Vacant	(E)	Ft. Myers	FL	2003	0.0%	87,500	-0-	na	-	5,017,447		-0-
79	CHEP USA, Inc.		Roanoke	VA	2007	100.0%	83,000	500,000	6.02	7.2	7,405,447		-0-
80	FedEx Corporation		Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	408,000	4.96	0.7	6,919,836		-0-
81	RGH Enterprises, Inc. (Cardinal Health)		Halfmoon (Albany)	NY	2012	100.0%	75,000	607,000	8.09	3.9	5,525,600		-0-
82	FedEx Corporation		Schaumburg (Chicago)	IL	1997	100.0%	73,500	478,000	6.50	9.3	5,177,940		-0-
83	FedEx Corporation		Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	3.4	4,673,856		-0-
84	FedEx Ground Package System, Inc.		Denver	CO	2005	100.0%	69,865	564,000	8.07	0.6	6,354,051		665,353
85	Tampa Bay Grand Prix		Tampa	FL	2005	100.0%	68,385	297,000	4.34	2.8	5,677,982		-0-
86	Sherwin-Williams Company		Rockford	IL	2011	100.0%	66,387	481,000	7.25	6.0	5,551,227		-0-
87	FedEx Ground Package System, Inc.		Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	0.7	7,204,472		969,757
88	Various Tenants at Retail Shopping Center		Somerset	NJ	1970	100.0%	64,220	795,000	12.38	na	3,072,882		-0-
89	The American Bottling Company (Dr Pepper Snapple)		Cincinnati	OH	2015	100.0%	63,840	481,000	7.53	11.8	6,750,000		-0-
90	FedEx Corporation		Chattanooga	TN	2007	100.0%	60,637	319,000	5.26	4.8	5,016,518		-0-
91	SOFIVE, Inc.		Carlstadt (New York, NY)	NJ	2001	100.0%	60,400	558,000	9.24	7.1	4,903,589		1,703,358
92	FedEx Ground Package System, Inc.		Stewartville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	5.4	5,220,000		2,306,936
93	Carrier Enterprise, LLC (United Technologies)		Richmond	VA	2004	100.0%	60,000	324,000	5.40	0.9	4,768,309		-0-
94	FedEx Ground Package System, Inc.		Augusta	GA	2005	100.0%	59,358	501,000	8.44	3.5	5,363,305		507,691
95	Kellogg Sales Company		Newington (Hartford)	CT	2001	100.0%	54,812	329,000	6.00	2.2	3,494,108		-0-
96	Siemens Real Estate		Lebanon (Cincinnati)	OH	2012	100.0%	51,130	485,000	9.49	1.3	4,452,425		-0-
97	FedEx Corporation		Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	9.7	4,356,988		-0-
98	FedEx Ground Package System, Inc.		Corpus Christi	TX	2012	100.0%	46,253	436,000	9.43	3.7	4,783,588		-0-
99	The American Bottling Company (Dr Pepper Snapple)		Tulsa	OK	2014	100.0%	46,240	262,000	5.67	6.2	3,748,031		1,781,296
100	Heartland Coca-Cola Bottling Company, LLC (Coca-Cola)		Topeka	KS	2009	100.0%	40,000	332,000	8.30	3.8	3,679,843		1,056,537
101	Collins Aerospace Systems (United Technologies)		Rockford	IL	2015	100.0%	38,833	364,000	9.37	9.5	5,100,000		-0-
102	Foundation Building Materials, LLC		Urbandale (Des Moines)	IA	1994	100.0%	36,270	172,000	4.74	10.0	2,262,079		-0-
103	FedEx Corporation		Richland (Jackson)	MS	1994	100.0%	36,000	120,000	3.33	6.3	1,900,691		-0-
104	FedEx Corporation		Punta Gorda	FL	2007	100.0%	34,624	284,000	8.20	9.5	4,133,510		-0-
105	FedEx Corporation		Lakeland	FL	2006	100.0%	32,105	155,000	4.83	9.9	1,982,532		-0-
106	FedEx Corporation		Augusta	GA	2006	100.0%	30,184	121,000	4.01	4.9	1,977,779		-0-
107	Graybar Electric Company		Ridgeland (Jackson)	MS	1993	100.0%	26,340	109,000	4.14	1.6	1,883,306		-0-
108	Sherwin-Williams Company		Burr Ridge (Chicago)	IL	1997	100.0%	12,500	162,000	12.96	3.8	1,692,901		-0-
	Total as of 12/31/17					99.5%	19,096,237	$113,613,000	$5.99	7.9	$1,496,250,053	(C)	$620,411,537

	Acquisitions Subsequent to 12/31/17
109	Shaw Industries, Inc.		Savannah	GA	2018	100%	831,764	3,470,000	4.17	9.8
	Pro Forma Total with Acquisitions Subsequent to 12/31/17					99.6%	19,928,001	$117,083,000	$5.91	8.0

	Leasing Activity Subsequent to 12/31/17
	Rinnai America Corporation	(D)	Griffin (Atlanta)	GA	2006	-	-	$831,000	3.81	3.0
	Pro Forma Total with Acquisitions and Leasing Activity Subsequent to 12/31/17					99.6%	19,928,001		$5.89	8.0

(A) Both tenants occupy one property.

(B) Both tenants occupy one property. Other than these two properties indicated in footnotes (A) and (B) and the one retail property, all other properties are single-tenant.

(C) Does not include unamortized debt issuance costs of $7,760,102.

(D) Effective December 31, 2017, Caterpillar Logistics Services, Inc. vacated the Company’s 218,120 square foot building, located in Griffin, GA and Rinnai America Corporation took occupancy effective January 1, 2018. The new 3 year lease agreement goes through December 31, 2020 with an initial annual rent of $807,044, representing $3.70 per square foot, and 3.0% annual increases thereafter.

(E) In contract to sell this vacant property.

First Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 21

Definitions

Investors and analysts following the real estate industry utilize funds from operations ("FFO"), core funds from operations ("Core FFO"), adjusted funds from operations ("AFFO"), net operating income ("NOI"), Same Property NOI, Same Property Cash NOI, and earnings before interest, taxes, depreciation and amortization for real estate, (“EBITDAre”) & ("Adjusted EBITDA") variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers NOI, Same Property NOI, Same Property Cash NOI, EBITDAre, Adjusted EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts to exclude for the effects of acquisitions costs and costs associated with the redemption of preferred stock. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as interest expense and general and administrative expenses. EBITDAre and Adjusted EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a supplemental tool to evaluate the Company’s performance. In addition, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre, Adjusted EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value. As used herein, the Company calculates the following non-U.S. GAAP measures as follows:

FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance and is used by industry analysts and investors as a supplemental operating performance measure of a REIT.

Core FFO is calculated as FFO plus acquisition costs and costs associated with the Redemption of Preferred Stock.

AFFO is calculated as Core FFO plus amortization of financing costs; stock compensation expense, deprecation of corporate office tenant improvements and non-recurring other expenses, less gain on sale of securities transactions; effects of non-cash U.S. GAAP straight-line rent adjustments and recurring capital expenditures. Recurring capital expenditures are defined as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal.

NOI from property operations is calculated as net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, costs associated with the redemption of preferred stock, general & administrative expenses, acquisitions costs, depreciation, amortization of capitalized lease costs & intangible assets and interest expense, including amortization of financing costs, less dividend and interest income and gain on sale of securities transactions. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance and other expenses.

Same Property NOI is calculated as the NOI of all properties owned during the entire periods presented with the exclusion of any properties expanded during the periods presented.   Same Property Cash NOI is calculated as the Same Property NOI adjusted to exclude the effect of non-cash U.S. GAAP straight-line rent adjustment for the properties included in the Same Property NOI calculation.

EBITDAre, as defined by NAREIT, is net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, costs associated with the redemption of preferred stock, interest expense, including amortization of financing costs, depreciation and amortization and plus losses and minus gains on sales of real estate investments.

Adjusted EBITDA is calculated as EBITDAre plus acquisition costs, net amortization of acquired above and below market lease revenue and plus losses and minus gains on sales of securities transactions.

FFO, Core FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre and Adjusted EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. FFO, Core FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre and Adjusted EBITDA should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. FFO, Core FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre and Adjusted EBITDA, as currently calculated by the Company, may not be comparable to similarly titled, but variously calculated, measures of other REITs.

First Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 18 of 21

FOR IMMEDIATE RELEASE	February 7, 2018
Contact: Susan Jordan
732-577-9996

MONMOUTH REAL ESTATE REPORTS RESULTS FOR

THE FIRST QUARTER ENDED DECEMBER 31, 2017

FREEHOLD, NJ, February 7, 2018........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Net Income Attributable to Common Shareholders of $13,313,000 or $0.17 per diluted share for the three months ended December 31, 2017 as compared to $6,156,000 or $0.09 per diluted share for the three months ended December 31, 2016 representing an increase per share of 89%. Approximately $0.07 of the $0.08 per share increase is due to the $5,388,000 realized gain on the sale of two real estate properties sold during the current year quarter. Core Funds from Operations (Core FFO) were $16,934,000 or $0.22 per diluted share for the three months ended December 31, 2017 as compared to $13,857,000 or $0.20 per diluted share for the three months ended December 31, 2016 representing an increase in Core FFO per share of 10%. Adjusted Funds from Operations (AFFO), for the three months ended December 31, 2017 were $16,472,000 or $0.22 per diluted share versus $12,939,000 or $0.19 per diluted share for the three months ended December 31, 2016 representing an increase in AFFO per share of 16%.

A summary of significant financial information for the three months ended December 31, 2017 and 2016 is as follows:

	Three Months Ended December 31,
	2017	2016
Rental Revenue	$27,692,000	$23,281,000
Reimbursement Revenue	$5,049,000	$3,901,000
Lease Termination Income	$210,000	$-0-
Net Operating Income (NOI) (1)	$27,443,000	$22,980,000
Total Expenses	$16,268,000	$13,263,000
Dividend and Interest Income	$2,864,000	$1,292,000
Gain on Sale of Securities Transactions	$100,000	$806,000
Gain on Sale of Real Estate Investments	$5,388,000	$-0-
Net Income	$17,630,000	$9,854,000
Net Income Attributable to Common Shareholders	$13,313,000	$6,156,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.17	$0.09
Core FFO (1)	$16,934,000	$13,857,000
Core FFO per Diluted Common Share (1)	$0.22	$0.20
AFFO (1)	$16,472,000	$12,939,000
AFFO per Diluted Common Share (1)	$0.22	$0.19
Dividends Declared per Common Share	$0.17	$0.16

Weighted Avg. Diluted Common Shares Outstanding	76,587,000	69,830,000

A summary of significant balance sheet information as of December 31, 2017 and September 30, 2017 is as follows:

	December 31, 2017	September 30, 2017
Net Real Estate Investments	$1,304,547,000	$1,260,856,000
Securities Available for Sale at Fair Value	$130,431,000	$123,765,000
Total Assets	$1,499,125,000	$1,443,038,000
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$612,651,000	$591,364,000
Loans Payable	$110,000,000	$120,091,000
Total Shareholders’ Equity	$754,084,000	$712,866,000

Michael P. Landy, President and CEO, commented on the results for the first quarter of fiscal 2018,

“This was another strong quarter for Monmouth and represents an excellent start to fiscal 2018. We are pleased to report continued growth across multiple fronts. During the quarter we:

●	Increased our common stock dividend by 6.25% on October 2, 2017, representing the Company’s second dividend increase in three years

●	Increased our per share AFFO to $0.22, representing a 16% increase over the prior year period and a 5% increase sequentially

●	Increased our Net Operating Income (NOI) 19% over the prior year period

●	Acquired two new Class A built-to-suit properties comprising 422,000 square feet, for an aggregate cost of $52.1 million

●	Subsequent to the quarter end, acquired a new 832,000 square foot Class A building for an aggregate cost of $57.5 million

First Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 19 of 21

●	Sold two properties for net proceeds of $10.5 million which resulted in a realized gain of $1.8 million or approximately 21% over our historic cost basis

●	Increased our gross leasable area (GLA) 15% to 19.1 million square feet over the prior year period. Subsequent to quarter end, our GLA increased to 19.9 million square feet

●	Renewed six of sixteen leases scheduled to expire in Fiscal 2018. These six leases consist of 569,000 square feet and result in a 3.9% increase in GAAP rents and a weighted average lease term of 6.1 years

●

Raised $51.2 million of permanent capital resulting from the issuance of shares of our 6.125% Series C Perpetual Preferred Stock through our ATM Program and our common equity through our dividend reinvestment plan.”

Mr. Landy stated, “On October 2, we raised our common stock dividend by 6.25% representing our second dividend increase in three years. These two dividend increases total 13%. Following 9% AFFO per-share growth in fiscal 2017, our first quarter fiscal 2018 AFFO per share has increased 16% from the prior year quarter, resulting in a very conservative 77% AFFO dividend payout ratio. Monmouth has maintained or increased its common stock dividend for 26 consecutive years.”

“We’ve put together a high-quality industrial property portfolio that has and will continue to benefit from the opportunities presented by e-commerce and the evolving global supply chain. Our property portfolio is 99.5% occupied, reflecting the mission-critical nature of our properties. Our new annual report is featured on our website and represents an excellent resource for understanding our Company and our future outlook. Please contact Susan Jordan, our Vice President of Investor Relations if you would like to receive a hard copy. We look forward to reporting continued progress throughout the year.”

Monmouth Real Estate Investment Corporation will host its First Quarter FY 2018 Financial Results Webcast and Conference Call on Thursday, February 8, 2018 at 10:00 a.m. Eastern Time. Senior management will discuss the results, current market conditions and future outlook.

The Company’s First Quarter FY 2018 financial results being released herein will be available on the Company’s website at www.mreic.reit in the Investor Relations section, under Filings and Reports.

To participate in the Webcast, select the 1Q2018 Webcast and Earnings Call “Link to Webcast” on the homepage of the Company’s website at www.mreic.reit, in the Highlights section, which is located towards the bottom of the homepage. Interested parties can also participate via conference call by calling toll free 877-510-5852 (domestically) or 412-902-4138 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, February 8, 2018. It will be available until May 1, 2018, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10114906. A transcript of the call and the webcast replay will be available at the Company’s website on the Investor Relations homepage, www.mreic.reit.

Monmouth Real Estate Investment Corporation, founded in 1968, is one of the oldest public equity REITs in the U.S. The Company specializes in single tenant, net-leased industrial properties, subject to long-term leases, primarily to investment-grade tenants.  Monmouth Real Estate is a fully-integrated and self-managed real estate company, whose property portfolio consists of 109 properties containing a total of approximately 19.9 million rentable square feet, geographically diversified across 30 states.  In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1) Non-U.S. GAAP Information: FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization. We define Core FFO as FFO plus acquisition costs and plus costs associated with the Redemption of Preferred Stock. We define AFFO as Core FFO excluding lease termination income, gains or losses on securities transactions, stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, non-recurring other expense, U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. We define recurring capital expenditures as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal. We define NOI as recurring rental and reimbursement revenues less real estate and other operating expenses. FFO, Core FFO and AFFO per diluted common share are defined as FFO, Core FFO and AFFO divided by weighted average diluted common shares outstanding. FFO, Core FFO and AFFO per diluted common share, as well as NOI, should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO, Core FFO and AFFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. However, other REITs may use different methodologies to calculate FFO, Core FFO and AFFO and, accordingly, our FFO, Core FFO and AFFO may not be comparable to all other REITs. The items excluded from FFO, Core FFO and AFFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO, Core FFO and AFFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO, Core FFO and AFFO per diluted common share, as well as NOI, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

First Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page20 of 21

The following is a reconciliation of the Company’s U.S. GAAP Net Income to the Company’s FFO, Core FFO and AFFO for the three months ended December 31, 2017 and 2016:

	Three Months Ended
	12/31/2017	12/31/2016
Net Income Attributable to Common Shareholders	$13,313,000	$6,156,000
Plus: Depreciation Expense (excluding Corporate Office Capitalized Costs)	8,445,000	6,954,000
Plus: Amortization of Intangible Assets	344,000	268,000
Plus: Amortization of Capitalized Lease Costs	220,000	206,000
Less: (Gain) / Plus: Loss on Sale of Real Estate Investments	(5,388,000)	95,000
FFO Attributable to Common Shareholders	16,934,000	13,679,000
Plus: Acquisition Costs	-0-	178,000
Core FFO Attributable to Common Shareholders	16,934,000	13,857,000
Plus: Depreciation of Corporate Office Capitalized Costs	39,000	39,000
Plus: Stock Compensation Expense	131,000	100,000
Plus: Amortization of Financing Costs	294,000	281,000
Less: Gain on Sale of Securities Transactions	(101,000)	(806,000)
Less: Lease Termination Income	(210,000)	-0-
Less: Recurring Capital Expenditures	(219,000)	(189,000)
Less: Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(396,000)	(343,000)
AFFO Attributable to Common Shareholders	$16,472,000	$12,939,000

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the three months ended December 31, 2017 and 2016:

	Three Months Ended
	12/31/2017	12/31/2016

Operating Activities	$17,090,000	$14,153,000
Investing Activities	(61,963,000)	(55,150,000)
Financing Activities	45,402,000	(24,029,000)

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First Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 21 of 21